EXHIBIT 10.51

FOURTH AMENDMENT
TO
COOPERATIVE BROKERAGE AGREEMENT

This FOURTH AMENDMENT TO COOPERATIVE BROKERAGE AGREEMENT (this “Fourth Amendment”) is made as effective as of September 11, 2018, and is by and among REALHome Services and Solutions, Inc., a Florida corporation (“RHSS, Inc.”), REALHome Services and Solutions – CT, Inc., a Connecticut corporation (“RHSS CT”), and New Residential Sales Corp., a Delaware Corporation (“NRZ Brokerage”).

RECITALS
WHEREAS, on August 28, 2017, RHSS, Inc., RHSS CT, and NRZ Brokerage entered into that certain Cooperative Brokerage Agreement (as amended, the “CBA”);
WHEREAS, RHSS, Inc., RHSS CT, and NRZ Brokerage desire to amend the CBA, in the manner set forth herein; and
WHEREAS, capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the CBA.
AGREEMENT
NOW, THEREFORE, in consideration of the premises and mutual promises herein made, and in consideration of the representations, warranties, and the covenants herein contained, each of parties agree as follows:
1.    In Section 14 of the CBA, the reference to “nrzinfo@altisource.com” shall be deleted, and inserted in lieu thereof shall be “NRZInfoRequest@Altisource.com”.
2.    Exhibit 6 of the CBA shall be deleted, and inserted in lieu thereof shall be the Exhibit 6 attached hereto.
3.    All remaining provisions of the CBA shall remain unchanged and effective and are incorporated herein by reference.
4.    This Fourth Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed and delivered this Fourth Amendment to Cooperative Brokerage Agreement as of the date first written above.
RHSS INC.:

REALHome Services and Solutions, Inc.

By:/s/ Michelle D. Esterman
Name: Michelle D. Esterman
Title: President and Chief Executive Officer

RHSS CT.:

REALHome Services and Solutions – CT, Inc.

By:/s/ Michelle D. Esterman
Name: Michelle D. Esterman
Title: President and Chief Executive Officer

NRZ BROKERAGE:

New Residential Sales Corp.

By:/s/ Nicola Santoro, Jr.
Name: Nicola Santoro, Jr.
Title: Chief Financial Officer